                                                                   EXHIBIT 10.22


                             AMENDMENT NUMBER ONE TO
                              INVESTORS' AGREEMENT

         THIS AMENDMENT NUMBER ONE TO INVESTORS' AGREEMENT dated as of July __, 2000, by and among the individuals set forth on Exhibit A attached hereto (individually and collectively referred to as "Sellers"), SynQuest, Inc., a corporation formed under the laws of the State of Georgia and successor to Factory Automation & Computer Technologies, Inc., a corporation formed under the laws of the State of New York ("Buyer"), and Warburg, Pincus Investors, L.P., a Delaware limited partnership ("Warburg"), which amends that certain Investors' Agreement dated as of February 23, 1996 (the "Original Agreement").

                              W I T N E S S E T H:

         WHEREAS, in consideration of cash and an aggregate of 622,005 shares of Buyer's common stock, par value $0.01 per share ("Common Stock"), Buyer acquired all of the issued and outstanding shares of Log'In, a societe anonyme formed under the laws of France, from ABR Europe S.A., A.D.I. S.A., corporations formed under the laws of France (collectively, the "Dissolved Owners"), and the Original Sellers (as identified on Exhibit A attached hereto), pursuant to that certain Stock Purchase Agreement dated February 23, 1996 (the "Stock Purchase Agreement");

         WHEREAS, contemporaneously with the execution and delivery of the Stock Purchase Agreement, Buyer, Warburg, the Dissolved Owners and the Original Sellers entered into the Original Agreement;

         WHEREAS, subsequent to the execution of the Original Agreement, each of the Distributee Sellers (as identified on Exhibit A attached hereto) acquired from the Dissolved Owners or their beneficial owners, in one or more transactions or series of related transactions, such number of shares of Common Stock as is set forth opposite his or her name on Exhibit A attached hereto;

         WHEREAS, the Dissolved Owners no longer own, beneficially or of record, any shares of Common Stock;

         WHEREAS, each of the Sellers owns beneficially and of record such number of shares of Common Stock as is set forth opposite his or her name on Exhibit A attached hereto; and

         WHEREAS, Sellers, Buyer and Warburg desire to amend the Original Agreement as more fully set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers, Buyer and Warburg do hereby agree to amend the Original Agreement as follows:

There shall be added to the Original Agreement a new Article VI which shall read as follows:

                     "ARTICLE VI.         TERMINATION.

                     This Agreement shall terminate upon the closing of an initial public offering of Buyer's common stock, par value $.01 per share."

         Except as amended herein, the provisions of the Original Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, each of Sellers, Buyer and Warburg has caused its duly authorized representative to execute this Amendment Number One to Investors' Agreement on its behalf as of the date first above written.

                                    BUYER:

                                    SYNQUEST, INC.

                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    ORIGINAL SELLERS:

                                    By:
                                       -----------------------------------------
                                       Laurent Martineau

                                    By:
                                       -----------------------------------------
                                       Claude Martineau

                                    By:
                                       -----------------------------------------
                                       Pierre-Andre Dubreuil

                                    By:
                                       -----------------------------------------
                                       Seaforth Lyle

                                    By:
                                       -----------------------------------------
                                       Bertrand Renaud


                                    DISTRIBUTEE SELLERS

                                    By:
                                       -----------------------------------------
                                       Alain Renaud

                                    By:
                                       -----------------------------------------
                                       Arthur Litrowski

                                    By:
                                       -----------------------------------------
                                       Richard Litrowski

                                    By:
                                       -----------------------------------------
                                       Catherine Wajsmann

                                    By:
                                       -----------------------------------------
                                       Serge Lancrey-Javal

                                    By:
                                       -----------------------------------------
                                       Laurent Lancrey-Javal

                                    By:
                                       -----------------------------------------
                                       Katherine Litrowski

                                    By:
                                       -----------------------------------------
                                       Beatrice Litrowski

                                    By:
                                       -----------------------------------------
                                       Michel Bertoni


                                    WARBURG:

                                    WARBURG, PINCUS INVESTORS, L.P.

                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                    EXHIBIT A

                                     SELLERS



                                                               NUMBER OF
         ORIGINAL SELLERS                                        SHARES
         ----------------                                      ---------
         Laurent Martineau....................................  239,290
         Claude Martineau.....................................   16,099
         Pierre-Andre Dubreuil................................   19,832
         Seaforth Lyle........................................   56,346
         Bertrand Renaud......................................   11,709

         DISTRIBUTEE SELLERS
         Alain Renaud.........................................   43,174
         Arthur Litrowski.....................................  178,028
         Richard Litrowski....................................   28,656
         Catherine Wajsmann...................................   17,199
         Serge Lancrey-Javal..................................   11,458
         Laurent Lancrey-Javal................................       73
         Katherine Litrowski..................................       68
         Beatrice Litrowski...................................       68
         Michel Bertoni.......................................        5